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                                                                    Exhibit 10.2


                     TRANSITION PROPERTY SERVICING AGREEMENT

                                     between


                   RELIANT ENERGY TRANSITION BOND COMPANY LLC


                                     Issuer


                                       and


                          RELIANT ENERGY, INCORPORATED


                                    Servicer


                          Dated as of October 24, 2001

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                                Table of Contents

ARTICLE I DEFINITIONS ..............................................................    1

 SECTION 1.01. DEFINITIONS .........................................................    1
 SECTION 1.02. OTHER DEFINITIONAL PROVISIONS .......................................    1

ARTICLE II APPOINTMENT AND AUTHORIZATION OF SERVICER ...............................    2

 SECTION 2.01. APPOINTMENT OF THE SERVICER; ACCEPTANCE OF APPOINTMENT ..............    2
 SECTION 2.02. AUTHORIZATION .......................................................    2
 SECTION 2.03. DOMINION AND CONTROL OVER TRANSITION PROPERTY .......................    2

ARTICLE III BILLING SERVICES .......................................................    3

 SECTION 3.01. DUTIES OF THE SERVICER ..............................................    3
 SECTION 3.02. COLLECTION AND ALLOCATION OF TRANSITION CHARGES .....................    5
 SECTION 3.03. PAYMENT OF TC COLLECTIONS ...........................................    5
 SECTION 3.04. SERVICING AND MAINTENANCE STANDARDS .................................    7
 SECTION 3.05. SERVICER'S CERTIFICATES .............................................    8
 SECTION 3.06. ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF DEFAULT ................    8
 SECTION 3.07. ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REPORT .............    8
 SECTION 3.08. TRANSITION PROPERTY DOCUMENTATION ...................................    9
 SECTION 3.09. COMPUTER RECORDS; AUDITS OF DOCUMENTATION ...........................    9
 SECTION 3.10. DEFENDING TRANSITION PROPERTY AGAINST CLAIMS ........................   10
 SECTION 3.11. OPINIONS OF COUNSEL .................................................   10

ARTICLE IV SERVICES RELATED TO TRANSITION CHARGE ADJUSTMENTS AND RAAF
ADJUSTMENTS ........................................................................   11

 SECTION 4.01. TRANSITION CHARGE ADJUSTMENTS AND RAAF ADJUSTMENTS ..................   11

ARTICLE V THE SERVICER .............................................................   11

 SECTION 5.01. REPRESENTATIONS AND WARRANTIES OF THE SERVICER ......................   11
 SECTION 5.02. INDEMNITIES OF THE SERVICER; RELEASE OF CLAIMS ......................   14
 SECTION 5.03. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF,
 THE SERVICER ......................................................................   16
 SECTION 5.04. ASSIGNMENT OF THE SERVICER'S OBLIGATIONS ............................   17
 SECTION 5.05. LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS ..................   17
 SECTION 5.06. RELIANT ENERGY NOT TO RESIGN AS SERVICER ............................   18

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
 SECTION 5.07. SERVICING FEE ...........................................    18
 SECTION 5.08. SERVICER EXPENSES .......................................    19
 SECTION 5.09. APPOINTMENTS ............................................    19
 SECTION 5.10. NO SERVICER ADVANCES ....................................    19
 SECTION 5.11. REMITTANCES .............................................    19
 SECTION 5.12. PROTECTION OF TITLE .....................................    20

ARTICLE VI SERVICER DEFAULT ............................................    20

 SECTION 6.01. SERVICER DEFAULT ........................................    20
 SECTION 6.02. NOTICE OF SERVICER DEFAULT ..............................    22
 SECTION 6.03. WAIVER OF PAST DEFAULTS .................................    22
 SECTION 6.04. APPOINTMENT OF SUCCESSOR ................................    22
 SECTION 6.05. COOPERATION WITH SUCCESSOR ..............................    23

ARTICLE VII MISCELLANEOUS PROVISIONS ...................................    23

 SECTION 7.01. AMENDMENT ...............................................    23
 SECTION 7.02. NOTICES .................................................    23
 SECTION 7.03. ASSIGNMENT ..............................................    24
 SECTION 7.04. LIMITATIONS ON RIGHTS OF OTHERS .........................    24
 SECTION 7.05. SEVERABILITY ............................................    24
 SECTION 7.06. SEPARATE COUNTERPARTS ...................................    24
 SECTION 7.07. HEADINGS ................................................    25
 SECTION 7.08. GOVERNING LAW ...........................................    25
 SECTION 7.09. ASSIGNMENT TO THE TRUSTEE ...............................    25
 SECTION 7.10. NONPETITION COVENANTS ...................................    25
 SECTION 7.11. TERMINATION .............................................    25
 SECTION 7.12. IMPLEMENTATION OF TEXAS ELECTRIC CHOICE PLAN ............    25
 SECTION 7.13. PUCT CONSENT ............................................    25
 SECTION 7.14. EFFECT OF SUBSEQUENT PUCT REGULATIONS ...................    26

SCHEDULE A TO SERVICING AGREEMENT

ANNEX 1 TO SERVICING AGREEMENT

APPENDIX A - MASTER DEFINITIONS

                                       ii

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TRANSITION PROPERTY SERVICING AGREEMENT dated as of October 24, 2001 (this
"Agreement") between RELIANT ENERGY TRANSITION BOND COMPANY LLC, a Delaware limited liability company (the "Issuer"), and RELIANT ENERGY, INCORPORATED, a Texas corporation ("Reliant Energy"), as the servicer of the Transition Property hereunder (together with each successor to Reliant Energy in such capacity pursuant to Section 5.03 or 6.04, the "Servicer").

         WHEREAS the Servicer is willing to service the Transition Property purchased from the Seller by the Issuer;

         WHEREAS the Issuer, in connection with ownership of the Transition Property, desires to engage the Servicer to carry out the functions described herein;

         WHEREAS, the Texas Electric Choice Plan allows for customer choice in the selection of electric-service providers beginning in January 2002, subject to delay under certain circumstances (the first date of such customer choice to be referred to as "Choice");

         WHEREAS, the Texas Electric Choice Plan allows for customer choice in the selection of electric-service providers during a pilot program that began in July 2001 (the "Pilot Program"), and during the Pilot Program both Reliant Energy and certain REPs may provide electric service to various Customers;

         WHEREAS, the Transition Charges may not be itemized on Customers' bills and the TC Collections initially will be commingled with other funds collected from Customers and REPs (as applicable); and

         WHEREAS, a number of parties may have an interest in such commingled collections, and such parties have entered into an Intercreditor Agreement as of the date hereof that allows the party acting as both the Servicer and the Receivables Servicer to allocate the collected, commingled funds according to each interested party's interest;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. DEFINITIONS. Capitalized terms used but not otherwise defined in this Agreement have the respective meanings set forth in Appendix A hereto.

         SECTION 1.02. OTHER DEFINITIONAL PROVISIONS.

             (a) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Annex, Schedule and Exhibit references contained in this Agreement are references to Sections, Annexes, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

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             (b) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.

             (c) All terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant to this Agreement unless otherwise defined therein.

                                   ARTICLE II

                    APPOINTMENT AND AUTHORIZATION OF SERVICER

          SECTION 2.01. APPOINTMENT OF THE SERVICER; ACCEPTANCE OF APPOINTMENT. Subject to Section 5.04, Section 5.06 and Article VI, the Issuer hereby appoints the Servicer, and the Servicer hereby accepts such appointment, to perform the Servicer's obligations pursuant to this Agreement on behalf of and for the benefit of the Issuer in accordance with the terms of this Agreement. This appointment and the Servicer's acceptance thereof may not be revoked except in accordance with the express terms of this Agreement.

          SECTION 2.02. AUTHORIZATION. With respect to all or any portion of the Transition Property, the Servicer shall be, and hereby is, authorized and empowered by the Issuer to:

             (a) execute and deliver, on behalf of itself or the Issuer, as the case may be, any and all instruments, documents or notices, and

             (b) on behalf of itself or the Issuer, as the case may be, make any filing and participate in Proceedings related to the duties of the Servicer hereunder with any governmental authorities, including with the PUCT.

          The Issuer shall furnish the Servicer with such documents as have been prepared by the Servicer for execution by the Issuer, and with such other documents as may be in the Issuer's possession, as necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. Upon the written request of the Servicer, the Issuer shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate to enable the Servicer to carry out its duties hereunder.

          SECTION 2.03. DOMINION AND CONTROL OVER TRANSITION PROPERTY. Notwithstanding any other provision contained herein, the Servicer and the Issuer agree that the Issuer shall have dominion and control over the Transition Property, and the Servicer, in accordance with the terms hereof, is acting solely as the servicing agent of the Issuer with respect to the Transition Property. The Servicer hereby agrees that it shall not take any action that is not authorized by this Agreement, the Texas Electric Choice Plan or the Financing Order, that is not consistent with its customary procedures and practices, or that shall impair the rights of the Issuer with respect to the Transition Property, in each case unless such action is required by law or court or regulatory order.

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                                  ARTICLE III

                                BILLING SERVICES

          SECTION 3.01. DUTIES OF THE SERVICER. The Servicer, as agent for the Issuer (to the extent provided herein), shall have the following duties:

               (a)   Duties of Servicer Generally. The Servicer shall manage,
                     ----------------------------
service, administer and make collections in respect of the Transition Property. The Servicer's duties will include:

               (i) obtaining meter reads and providing such metering information to the REPs, as applicable (unless another entity assumes metering responsibilities in accordance with the Financing Order, applicable tariffs or the Texas Electric Choice Plan);

               (ii)  calculating and billing the Transition Charges;

               (iii) collecting payments of Transition Charges and payments with respect to Transition Property from all persons or entities responsible for remitting Transition Charges and other payments with respect to Transition Property to the Servicer under the Financing Order, the Texas Electric Choice Plan, PUCT Regulations or applicable tariffs; provided, however, the Issuer and the Servicer acknowledge and agree that pursuant to the Intercreditor Agreement, payments in respect of Transition Charges and Transition Property may be deposited initially into an account held and processed by Reliant Energy in its individual capacity for the benefit of the Servicer, and that Reliant Energy in its individual capacity may be replaced as the holder of such account by a Replacement Servicer or Designated Account Holder as those terms are defined and as set forth more fully in the Intercreditor Agreement;

               (iv) posting all TC Collections remitted to the Servicer and posting all late-payment penalties assessed against REPs (as described in Section 3.02);

               (v) responding to inquiries by Customers, REPs, the PUCT or any other State, local or federal governmental authority with respect to the Transition Property and the Transition Charges;

               (vi) accounting for TC Collections and late-payment penalties of REPs, investigating and resolving delinquencies (including, where permitted by the Financing Order, Tariff TC and/or PUCT Regulations, terminating transmission and distribution service for nonpayment of charges), processing and depositing collections, making periodic remittances to the Trustee and furnishing periodic reports to the Issuer, the Trustee and each Rating Agency;

               (vii) providing certified calculations and other information reasonably requested by any party to the Intercreditor Agreement to allow such party to perform its duties properly under the Intercreditor Agreement and monitoring collections, allocations and remittances of funds for compliance with the Intercreditor Agreement;

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               (viii) providing information reasonably requested by Reliant
         Energy in connection with the allocation of collections between Transition Charges and Transition Property on one hand, and other charges and fees on the other;

               (ix) monitoring payments by each REP, reviewing any financial reports provided by each REP and monitoring compliance by each REP with the credit standards and deposit obligations set forth in the Financing Order;

               (x) notifying each REP of any defaults by such REP in its payment obligations and other obligations (including its credit standards) under Tariff TC, and enforcing against such REP at the earliest date permitted by the Financing Order and Tariff TC any remedies provided by such Tariff TC, the Financing Order or other applicable law;

               (xi) selling, as the agent for the Issuer, as its interest may appear, defaulted or written off accounts in accordance with the Servicer's usual and customary practices;

               (xii) taking action in connection with Transition Charge Adjustments and RAAF Adjustments as is set forth herein; and

               (xiii) any other duties specified for a servicer under the Financing Order, Tariff TC, the Texas Electric Choice Plan or other applicable law.

         Anything to the contrary notwithstanding, the duties of the Servicer set forth in this Agreement shall be qualified in their entirety by, and the Servicer shall at all times comply with, the Financing Order, the Texas Electric Choice Plan and any PUCT Regulations, orders or directions as in effect at the time such duties are to be performed. Without limiting the generality of this
Section 3.01(a), in furtherance of the foregoing, the Servicer hereby agrees that it shall also have, and shall comply with, the duties and responsibilities relating to data acquisition, usage and bill calculation, billing, customer service functions, collections, payment processing and remittance set forth in Exhibit A hereto.

               (b)    Notification of Laws and Regulations. The Servicer shall
                      ------------------------------------
immediately notify the Issuer, the Trustee and each Rating Agency in writing of any laws or PUCT Regulations, orders or directions hereafter promulgated that have a material adverse effect on the Servicer's ability to perform its duties under this Agreement.

               (c)    Other Information. Upon the reasonable request of the
                      -----------------
Issuer, the Trustee or any Rating Agency, the Servicer shall provide to the Issuer, the Trustee or such Rating Agency, as the case may be, any public financial information in respect of the Servicer, or any material information regarding the Transition Property to the extent it is reasonably available to the Servicer, that may be reasonably necessary and permitted by law for the Issuer, the Trustee or the Rating Agency to monitor the performance by the Servicer hereunder. In addition, so long as any of the Transition Bonds of any Series are Outstanding, the Servicer shall provide to the Issuer and to the Trustee, within a reasonable time after written request therefor, any information available to the Servicer or reasonably obtainable by it that is necessary to calculate the Transition Charges applicable to each Customer Class.

                                        4

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     SECTION 3.02. COLLECTION AND ALLOCATION OF TRANSITION CHARGES.

               (a) The Servicer shall use all reasonable efforts to collect all amounts owed in respect of Transition Charges and late-payment penalties (as set forth in Section 3.02(c) below) as and when the same shall become due and shall follow such collection procedures as it follows with respect to collection activities that the Servicer conducts for itself or others. The Servicer shall not change the amount of or reschedule the due date of any scheduled payment of Transition Charges, except as contemplated in this Agreement or as required by law or court or PUCT order or directive. The Servicer shall enforce at the earliest possible date the obligations with respect to the Transition Charges of each REP and each other Person owing or collecting Transition Charges, provided that any REP shall be entitled to hold back from its payment of Transition Charges to the Servicer an allowance for charge-offs according to the procedure and calculations set forth in the Financing Order, Tariff TC and the Issuer Annex.

               (b) Any amounts received into a lockbox or other account controlled by the Servicer in the event of a default by an REP (as defined in the Financing Order and Tariff TC) that represent a partial payment toward an outstanding customer balance will be allocated first to Transition Charges and, second, pro rata to other fees and charges, as specified in Tariff TC and Finding of Fact No. 50(e)(3) in the Financing Order. Other than as described in the preceding sentence, if a Customer or REP pays only a portion of its bill, a pro rata portion of Transition Charge revenues shall be deemed to be collected, and any such partial payment will be allocated, first, ratably based on the amount owed for Transition Charges and the amount owed for other fees and charges, other than late charges, owed to Reliant Energy or any successor and, second, any remaining portion of such partial payment shall be allocated as late charges to Reliant Energy or any successor.

               (c) If an REP fails to remit payment in full of all Transition Charges billed to such REP by the close of business on the day that is 35 calendar days after the date on which the Transition Charges were billed to the REP ("REP Billing Day"), the Servicer shall assess and collect a late-payment penalty (the "Penalty") from such REP on the 36th day following the REP Billing Day (the "Penalty Assessment Day"). The amount of such late-payment penalty shall be 5% of the amount of TC Collections that were billed on the REP Billing Day and not paid on or before the calendar day immediately preceding the Penalty Assessment Day. All amounts collected in respect of Penalties shall be paid to the Trustee for deposit in the Collection Account and shall be applied against Transition Bond obligations. Disputes regarding whether and when an REP has made payment of billed Transition Charges shall be resolved in accordance with
Section 8(b) of the Issuer Annex.

     SECTION 3.03. PAYMENT OF TC COLLECTIONS.

               (a) The Servicer shall prepare and deliver at Closing a Collections Curve for collections arising from bills sent during each Billing Month that is to occur from and including the Billing Month in which Closing occurs through and including the Billing Month that includes the beginning of Choice, inclusive (each such month, a "Pre-Choice Billing Month").

               (b) Prior to Choice and through the Billing Month that is seven months after Choice but excluding any TC Collections with respect to any Pilot Program,

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               (i)  The Servicer agrees to remit actual TC Collections received by the Servicer with respect to any Pre-Choice Billing Month to the Trustee for deposit in the Collection Account not later than the Remittance Date immediately following the Reconciliation Date for such Pre-Choice Billing Month. In addition, the Servicer shall make periodic payments on account of TC Collections with respect to each Pre-Choice Billing Month to the Trustee for deposit in the Collection Account as follows:

                    (A) On each Monthly Remittance Date, for so long as the
               Servicer is in satisfaction of the conditions of Section 5.11(b), the Servicer shall remit to the Trustee with respect to each Pre-Choice Billing Month the amount of TC Collections estimated to have been received by the Servicer from Customers during the calendar month immediately preceding the Current Remittance Month, based on the applicable Collections Curve then in effect for the Customer Classes, for the Pre-Choice Billing Months, plus any Accrued Interest thereon from the date such TC Collections are estimated to have been received pursuant to this Section 3.03(b)(i)(A). For purposes of the foregoing, no TC Collections shall be deemed to have been received in the Current Remittance Month with respect to any Pre-Choice Billing Month that is more than six months prior to the Current Remittance Month.

                    (B) On each Daily Remittance Date, for so long as the
               Servicer is not in satisfaction of the conditions of Section 5.11(b), the Servicer shall remit to the Trustee with respect to the Pre-Choice Billing Months the amount of TC Collections estimated to have been received by the Servicer from Customers on such Daily Remittance Date with respect to the Pre-Choice Billing Months, including any amounts on deposit with the Servicer prior to such Daily Remittance Date during a period when the Servicer had been remitting on a Monthly Remittance Date, plus Accrued Interest thereon from the date such TC Collections are estimated to have been received pursuant to this Section 3.03(b)(i)(B), provided that for each such Pre-Choice Billing Month, such estimate of TC Collections shall be made by dividing (1) the amount of TC Collections estimated to be received from Customers during the Current Remittance Month, based on the applicable Collections Curve then in effect, for each of the Pre-Choice Billing Months divided by (2) the number of Business Days in the Current Remittance Month. For purposes of the foregoing, no TC Collections shall be deemed to have been received in the Current Remittance Month with respect to any Pre-Choice Billing Month that is more than seven months prior to the Current Remittance Month.

               (ii) On or before the Reconciliation Date for each Pre-Choice Billing Month, the Servicer shall determine whether there exists a Curve Payment Shortfall or an Excess Curve Payment with respect to such Billing Month by comparing the actual TC Collections of the Servicer with respect to such Billing Month to the Collections Curve Payments previously made by the Servicer to the Trustee in respect of such Billing Month. In the event there is a Curve Payment Shortfall with respect to such Billing Month, the Servicer shall pay the Curve Payment Shortfall to the Trustee for deposit into the Collection Account on that Reconciliation Date. In the event that there is an Excess

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         Curve Payment for the applicable Billing Month, the Servicer may (i)
         reduce the amount that the Servicer is required to remit to the Trustee for deposit in the Collection Account on the corresponding Remittance Date (and, if necessary, succeeding Remittance Dates) by the amount of the Excess Curve Payment plus the amount of Accrued Interest originally paid by the Servicer to the Trustee thereon upon written notice to the Trustee, or (ii) require the Trustee by written direction to pay to the Servicer from the Collection Account the amount of the Excess Curve Payment plus the amount of Accrued Interest originally paid by the Servicer to the Trustee thereon, which payment shall become the property of the Servicer.

               (c) During any Pilot Program (with respect to TC Collections attributable to such Pilot Program) and beginning with Choice,

               (i) the Servicer shall collect and remit to the Trustee for deposit in the Collection Account on a monthly or daily basis in accordance with Section 5.11(a) or 5.11(b), as the case may be, the Transition Charges plus Accrued Interest thereon from the date or dates such Transition Charges were actually received in accordance with
         Section 3.02 upon receipt of such collection from any source; provided that

               (ii) the Servicer shall follow the procedure for making payments of actual TC Collections and TC Collections on account to the Trustee as set forth in Section 3.03(b) for the time period set forth therein in respect of Transition Charges collected by the Servicer from (A) Customers and others required to pay Transition Charges who are not receiving electric service from an REP during any Pilot Program and (B) Customers and others required to pay Transition Charges who are receiving electric service from an REP during any Pilot Program or beginning with Choice but maintain outstanding balances of Transition Charges and/or other charges and fees from the period prior to such Pilot Program or Choice, which outstanding balances are billed and collected by an entity other than such REP.

               (d) The Servicer agrees and acknowledges that it will hold all TC Collections and other Transition Property collected by it for the benefit of the Issuer and the Trustee and that all amounts will be remitted by the Servicer in accordance with this Agreement without any surcharge, fee, offset, charge or other deduction other than as expressly permitted in the Financing Order or
Section 3.03(b)(ii) of this Agreement and without making any claim to reduce its obligation to remit all TC Collections and any other proceeds of the Transition Property collected by it.

          SECTION 3.04. SERVICING AND MAINTENANCE STANDARDS. The Servicer shall, on behalf of the Issuer:

               (a) manage, service, administer and make collections in respect of the Transition Property with reasonable care and in material compliance with applicable law, including without limitation all applicable PUCT Regulations and guidelines, using the highest degree of care and diligence that the Servicer exercises with respect to billing and collection activities that the Servicer conducts for itself and others;

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               (b) follow standards, policies and procedures in performing its duties as Servicer that are customary in the electric transmission and distribution industry or that the PUCT has mandated and consistent with the terms and provisions of the Financing Order, Tariff TC and existing law;

               (c) use all reasonable efforts to enforce and maintain the Issuer's and the Trustee's rights in respect of the Transition Property;

               (d) calculate Transition Charges and RAAFs in compliance with the Texas Electric Choice Plan, the Financing Order, any PUCT order related to Transition Charge allocation and any applicable tariffs;

               (e) provide all reports to such parties to the Intercreditor Agreement regarding the Transition Charges and RAAFs as are necessary to effect collection, allocation and remittance of payments in respect of Transition Charges and other collected funds in accordance with this Agreement and the Intercreditor Agreement; and

               (f) make all filings required under the Texas Electric Choice Plan or the UCC to maintain the perfected security interest of the Trustee in the Trust Estate and use all reasonable efforts to otherwise enforce and maintain the Trustee's rights in respect of the Transition Property and the Trust Estate;

except where the failure to comply with any of the foregoing would not materially and adversely affect the Issuer's or the Trustee's interest in the Transition Property. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of all or any portion of the Transition Property, which, in the Servicer's judgment, may include the taking of legal action pursuant to Section
3.10 hereof or otherwise.

          SECTION 3.05. SERVICER'S CERTIFICATES. The Servicer shall provide to the Issuer, the Trustee and the Rating Agencies the statements and certificates specified in the Issuer Annex at the time and in the manner set forth therein.

          SECTION 3.06. ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF DEFAULT. The Servicer shall deliver to the Issuer, to the Trustee and to each Rating Agency, on or before March 31 of each year beginning March 31, 2002, an Officers' Certificate, stating that:

               (i) a review of the activities of the Servicer during the preceding calendar year (or relevant portion thereof) and of its performance under this Agreement has been made under such officers' supervision and

               (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period or, if there has been a default in the fulfillment of any such obligation, stating that there has been a default and describing each such default.

          SECTION 3.07. ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REPORT.

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         (a)   The Servicer shall cause a firm of independent certified public accountants (which may also provide other services to the Servicer or the Seller) to prepare, and the Servicer shall deliver to the Issuer, to the Trustee and to each Rating Agency, on or before March 31 of each year, beginning March 31, 2002, to and including the March 31 succeeding the retirement of all Transition Bonds, a report addressed to the Servicer (the "Annual Accountant's Report"), which may be included as part of the Servicer's customary auditing activities, to the effect that such firm has performed certain procedures related to financial matters in connection with the Servicer's compliance with its obligations under this Agreement during the preceding calendar year (or, in the case of the first Annual Accountant's Report, the period of time from the first Sale Date through December 31, 2001), identifying the results of such procedures and including any exceptions noted. In the event such accounting firm requires the Trustee or the Issuer to agree or consent to the procedures performed by such firm, the Issuer shall direct the Trustee in writing to so agree; it being understood and agreed that the Trustee shall deliver such letter of agreement or consent in conclusive reliance upon the direction of the Issuer, and the Trustee shall not make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

         (b) The Annual Accountant's Report shall also indicate that the accounting firm providing such report is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

     SECTION 3.08. TRANSITION PROPERTY DOCUMENTATION. To assure uniform quality in servicing the Transition Property and to reduce administrative costs, the Servicer shall keep on file, in accordance with its customary procedures, all Transition Property Documentation, it being understood that the Servicer is acting only as the servicing agent and custodian for the Issuer with respect to the Transition Property Documentation.

     SECTION 3.09. COMPUTER RECORDS; AUDITS OF DOCUMENTATION.

         (a)   Safekeeping. The Servicer shall maintain accurate and complete
               -----------
accounts, records and computer systems pertaining to the Transition Property and the Transition Property Documentation in accordance with its standard accounting procedures and in sufficient detail to permit reconciliation between payments or recoveries on (or with respect to) Transition Charges and the TC Collections from time to time remitted to the Trustee pursuant to Section 5.11 and to enable the Issuer to comply with this Agreement and the Indenture. The Servicer shall conduct, or cause to be conducted, periodic audits of the Transition Property Documentation held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer and the Trustee, as pledgee of the Issuer, to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and to the Trustee any failure on the Servicer's part to hold the Transition Property Documentation and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer or the Trustee of the Transition Property Documentation. The Servicer's duties to hold the Transition Property Documentation on behalf of the Issuer set forth in this Section 3.09, to the extent such Transition Property Documentation has not been previously transferred to a successor Servicer, shall terminate three years after the earlier of the date on which (i) the Servicer is succeeded by a successor Servicer pursuant to the provisions of this Agreement or (ii) no Transition Bonds of any Series are outstanding.

         (b)   Maintenance of and Access to Records. The Servicer shall maintain
               ------------------------------------
the Transition Property Documentation at 1111 Louisiana Street, Houston, Texas or at such other office as shall be specified to the Issuer and to the Trustee by written notice not later than 30 days prior to any change in location. The Servicer shall permit the Issuer and the Trustee or their respective duly authorized representatives, attorneys, agents or auditors at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding the Transition Property, the Transition Charges and the Transition Property Documentation. The failure of the Servicer to provide access to such information as a result of an obligation or applicable law (including PUCT Regulations) prohibiting disclosure of information regarding customers shall not constitute a breach of this Section 3.09(b).

         (c)   Release of Documents. Upon written instruction from the Trustee
               --------------------
in accordance with the Indenture, the Servicer shall release any Transition Property Documentation to the Trustee, the Trustee's agent or the Trustee's designee, as the case may be, at such place or places as the Trustee may designate, as soon as practicable.

      SECTION 3.10. DEFENDING TRANSITION PROPERTY AGAINST CLAIMS. The Servicer shall institute any action or Proceeding necessary to compel performance by the PUCT, the State of Texas, each REP and each party to the Intercreditor Agreement (and in the case of each REP at the earliest possible time) of any of their obligations or duties under the Texas Electric Choice Plan, the Financing Order or the Intercreditor Agreement with respect to the Transition Property, and the Servicer agrees to take such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings as may be reasonably necessary to block or overturn any attempts to cause a repeal of, modification of, or supplement to, the Texas Electric Choice Plan or the Financing Order. The costs of any such action shall be payable from TC Collections as an Operating Expense in accordance with the Indenture. The Servicer's obligations pursuant to this
Section 3.10 shall survive and continue notwithstanding the fact that the payment of Operating Expenses pursuant to the Indenture may be delayed (it being understood that the Servicer may be required initially to advance its own funds to satisfy its obligations hereunder).

      SECTION 3.11. OPINIONS OF COUNSEL. The Servicer shall deliver to the Issuer and to the Trustee:

         (a) promptly after the execution and delivery of this Agreement and of each amendment hereto, promptly after the execution of the Sale Agreement and of each amendment thereto, and on each Sale Date, an Opinion of Counsel either:

         (i) to the effect that, in the opinion of such counsel, all filings, including filings with the Secretary of State of the State of Texas pursuant to the Texas Electric Choice Plan and filings pursuant to the UCC, that are necessary to perfect the transfer and security interests of each of the Issuer and the Trustee in the Transition Property have been executed and filed and are in full force and effect, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or

         (ii) to the effect that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests; and

         (b) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the first Sale Date, an Opinion of Counsel, dated as of a date during such 90-day period, either:

         (i) to the effect that, in the opinion of such counsel, all filings, including filings with the Secretary of State of the State of Texas pursuant to the Texas Electric Choice Plan and filings pursuant to the UCC, that are necessary to fully preserve and protect the interests of each of the Issuer and the Trustee in the Transition Property have been executed and filed and are in full force and effect, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or

         (ii) to the effect that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (a) or (b) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interests.

                                   ARTICLE IV

           SERVICES RELATED TO TRANSITION CHARGE ADJUSTMENTS AND RAAF
                                  ADJUSTMENTS

      SECTION 4.01. TRANSITION CHARGE ADJUSTMENTS AND RAAF ADJUSTMENTS. The Servicer shall perform the calculations and take the actions relating to adjusting the Transition Charges and RAAFs as set forth in the Issuer Annex at the time and in the manner set forth therein.

                                   ARTICLE V

                                  THE SERVICER

      SECTION 5.01. REPRESENTATIONS AND WARRANTIES OF THE SERVICER. The Servicer makes the following representations and warranties as of each Sale Date, on which the Issuer has relied and will rely in acquiring Transition Property. The representations and warranties shall survive the execution and delivery of this Agreement, the sale of any of the Transition Property to the Issuer and the pledge thereof to the Trustee pursuant to the Indenture.

         (a)  Organization and Good Standing. If the Servicer is Reliant Energy,
              ------------------------------
the Servicer is a corporation duly organized and in good standing under the laws of the State of Texas, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and to execute, deliver and carry out the terms of this Agreement and the Intercreditor Agreement and has the power, authority and legal right to service the Transition Property. Any successor Servicer hereto represents and warrants that it is a corporation duly organized and in good standing under the laws of the state of its incorporation, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and to execute, deliver and carry out the terms of this Agreement and the Intercreditor Agreement and has the power, authority and legal right to service the Transition Property.

         (b)  Due Qualification. The Servicer is duly qualified to do business
              -----------------
as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Transition Property as required by this Agreement and the Intercreditor Agreement) requires such qualifications, licenses or approvals (except where the failure to so qualify would not be reasonably likely to have a material adverse effect on the Servicer's business, operations, assets, revenues, properties or prospects or adversely affect the servicing of the Transition Property).

         (c)  Power and Authority. The Servicer has the corporate power and
              -------------------
authority to execute and deliver this Agreement and the Intercreditor Agreement and to carry out the terms of each; and the execution, delivery and performance of this Agreement and the Intercreditor Agreement have been duly authorized by the Servicer by all necessary corporate action.

         (d)  Binding Obligation. This Agreement and the Intercreditor Agreement
              ------------------
constitute legal, valid and binding obligations of the Servicer enforceable against the Servicer in accordance with their terms subject to bankruptcy, receivership, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether considered in a court proceeding in equity or at law).

         (e)  No Violation. The consummation of the transactions contemplated by
              ------------
this Agreement and the Intercreditor Agreement (to the extent applicable to the Servicer's responsibilities thereunder) and the fulfillment of the terms of each will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Servicer, or any indenture, agreement or other instrument to which the Servicer is a party or by which it is bound or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; or violate any law or any order, rule or regulation applicable to the Servicer of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

         (f)  Approvals. Except for the Issuance Advice Letter, filings with the
              ---------
PUCT for adjusting Transition Charges and RAAFs pursuant to Section 4.01 and the Issuer Annex and filings with the Secretary of State of the State of Texas under the Texas Electric Choice Plan and Article 9 of the UCC, no approval, authorization, consent, order or other action of, or filing with, any court, federal or State regulatory body, administrative agency or other governmental instrumentality is required in connection with the execution and delivery by the Servicer of this Agreement or the Intercreditor Agreement, the performance by the Servicer of the transactions contemplated thereby or the fulfillment by the Servicer of the terms of each, except those that have been obtained or made or that are required by this Agreement to be made in the future by the Servicer.

         (g)   No Proceedings. There are no Proceedings pending or, to the
               -------------
Servicer's best knowledge, threatened before any court, federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties:

         (i) seeking any determination or ruling that might materially and adversely affect the Transition Property or the performance by the Servicer of its obligations under, or the validity or enforceability against the Servicer of, this Agreement, except as disclosed by the Servicer on Schedule A hereto;

         (ii) relating to the Servicer and which might materially and adversely affect the federal or State income, gross receipts or franchise tax attributes of the Transition Property or the Transition Bonds; or

         (iii) seeking to prevent the issuance of the Transition Bonds or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents.

         (h)   Reports and Certificates. Each report and certificate delivered
               ------------------------
in connection with any filing made to the PUCT by the Servicer on behalf of the Issuer with respect to Transition Charges, Transition Charge Adjustments or RAAF Adjustments will constitute a representation and warranty by the Servicer that each such report or certificate, as the case may be, is true and correct in all material respects; provided, however, that to the extent any such report or certificate is based in part upon or contains assumptions, forecasts or other predictions of future events, the representation and warranty of the Servicer with respect thereto will be limited to the representation and warranty that such assumptions, forecasts or other predictions of future events are reasonable based upon historical performance.

         (i)   Conversion. The conversion of Reliant Energy into a Texas limited
               ----------
liability company will not:


         (i)   interrupt Reliant Energy's existence;

         (ii) affect Reliant Energy's rights, title and interests in its real estate and other property or its power and authority to perform its obligations under the Sale Agreement, this Agreement or the other Basic Documents;

         (iii) impair or diminish the liabilities and obligations of Reliant Energy, including, without limitation, its obligations under this Agreement or any other Basic Document;

         (iv) affect the right, title and interest of the Issuer or the Trustee n and to the Transition Property, including without limitation any security interest of the Issuer or the Trustee in such property; or

         (v) result in (A) the breach of any representation or warranty made pursuant to this Section 5.01 or (B) after notice or lapse of time, or both, a Servicer Default.

     SECTION 5.02.  INDEMNITIES OF THE SERVICER; RELEASE OF CLAIMS.

         (a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement and the Intercreditor Agreement.

         (b) The Servicer shall indemnify the Issuer and the Trustee (for itself and on behalf of the Transition Bondholders) and each of their respective trustees, members, managers, officers, directors, employees and agents for, and defend and hold harmless each such Person from and against, any and all Losses that may be imposed upon, incurred by or asserted against any such Person as a result of:

         (i) the Servicer's willful misconduct, bad faith or negligence in the performance of its duties or observance of its covenants under this Agreement or the Servicer's reckless disregard of its obligations and duties under this Agreement or the Intercreditor Agreement;

         (ii) the Servicer's breach of any of its representations or warranties in this Agreement or the Intercreditor Agreement; or

         (iii) litigation and related expenses relating to its status and obligations as Servicer (other than any proceedings the Servicer is required to institute under this Agreement);

provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of any Person indemnified pursuant to this Section 5.02 (each, an "Indemnified Person") or resulting from a breach of a representation or warranty made by such Indemnified Person to the Servicer in any Basic Document that gives rise to the Servicer's breach.

         (c) Promptly after receipt by an Indemnified Person of written notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Servicer under this Section 5.02, notify the Servicer in writing of such involvement. Failure by an Indemnified Person to so notify the Servicer shall relieve the Servicer from the obligation to indemnify and hold harmless such Indemnified Person under this Section 5.02 only to the extent that the Servicer suffers actual prejudice as determined by a court of competent jurisdiction as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought by an Indemnified Person under this Section 5.02, the Servicer shall be entitled to assume the defense of any such action, proceeding or investigation unless (x) such action, proceeding or investigation exposes the Indemnified Person to a risk of criminal liability or forfeiture, (y) the Servicer and such Indemnified Person have a conflict of interest in their respective defenses of such action, proceeding or investigation or (z) there exists at the time the Servicer would assume such defense an ongoing Servicer Default. Upon assumption by the Servicer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel (including local counsel), and the Servicer shall bear the reasonable fees, costs and expenses of such separate counsel. The Indemnified Person shall not settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under this Section 5.02 (whether or not the Servicer is an actual or potential party to such claim or action) unless the Servicer agrees in writing to such settlement, compromise or consent and such settlement, compromise or consent includes an unconditional release of the Servicer from all liability arising out of such claim, action, suit or proceeding.

         (d) The Servicer shall indemnify the Trustee and its respective trustees, officers, directors, employees and agents for, and defend and hold harmless each such Person from and against, any and all Losses that may be imposed upon, incurred by or asserted against any such Person as a result of the acceptance or performance of the trusts and duties contained herein and in the Indenture, except to the extent that any such Loss (i) shall be due to the willful misconduct, bad faith or gross negligence of the Trustee or (ii) shall arise from the Trustee's breach of any of its representations or warranties set forth in the Indenture; provided, however, that the foregoing indemnity is extended to the Trustee solely in its individual capacity and not for the benefit of the Transition Bondholders or any other Person. Such amounts with respect to the Trustee shall be deposited and distributed in accordance with the Indenture.

         (e) The Servicer's indemnification obligations under Section 5.02(b) and (d) for events occurring prior to the removal or resignation of the Trustee or the termination of this Agreement shall survive the resignation or removal of the Trustee or the termination of this Agreement and shall include reasonable costs, fees and expenses of investigation and litigation (including the Issuer's and the Trustee's reasonable attorneys' fees and expenses).

         (f) Except to the extent expressly provided for in this Agreement, the Sale Agreement or the Formation Documents (including the Servicer's claims with respect to the Servicing Fees and the Seller's claim for payment of the purchase price of Transition Property), the Servicer hereby releases and discharges the Issuer (including its members, managers, employees and agents, if any), and the Trustee (including its respective officers, directors and agents) (collectively, the "Released Parties") from any and all actions, claims and demands whatsoever, which the Servicer, in its capacity as Servicer, shall or may have against any such Person relating to the Transition Property or the Servicer's activities with respect thereto other than any actions, claims and demands arising out of the willful misconduct, bad faith or gross negligence of the Released Parties.

         (g) The Servicer and the Issuer hereby acknowledge that, notwithstanding anything herein to the contrary, the Trustee is a third-party beneficiary of this Section 5.02 and is entitled to the benefits of the indemnity from the Servicer contained herein and to bring any action to enforce such indemnification directly against the Servicer.

     SECTION 5.03. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE SERVICER. Any Person:

         (a) into which the Servicer may be merged or consolidated and which succeeds to all or substantially all of the electric transmission and distribution business of the Servicer (or, if the Servicer's transmission and distribution functions are split, which provides distribution services directly to a majority of the Servicer's then-existing customers),

         (b) which results from the division of the Servicer into two or more Persons and which succeeds to all or substantially all of the electric transmission and distribution business of the Servicer (or, if the Servicer's transmission and distribution functions are split, which provides distribution services directly to a majority of the Servicer's then-existing customers),

         (c) which may result from any merger or consolidation to which the Servicer shall be a party and which succeeds to all or substantially all of the electric transmission and distribution business of the Servicer (or, if the Servicer's transmission and distribution functions are split, which provides distribution services directly to a majority of the Servicer's then-existing customers),

         (d) which may succeed to the properties and assets of the Servicer substantially as a whole and which succeeds to all or substantially all of the electric transmission and distribution business of the Servicer (or, if the Servicer's transmission and distribution functions are split, which provides distribution services directly to a majority of the Servicer's then-existing customers), or

         (e) which may otherwise succeed to all or substantially all of the electric transmission and distribution business of the Servicer (or, if the Servicer's transmission and distribution functions are split, which provides distribution services directly to a majority of the Servicer's then-existing customers), which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Servicer under this Agreement without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that:

         (i) immediately after giving effect to such transaction, the representations and warranties made pursuant to Section 5.01 shall be true and correct and no Servicer Default, and no event that, after notice or lapse of time, or both, would become a Servicer Default, shall have occurred and be continuing;

         (ii) the Servicer shall have delivered to the Issuer and the Trustee an Officers' Certificate and an opinion of Independent counsel each stating that such consolidation, merger, conversion or succession and such agreement of assumption comply with this Section 5.03 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with;

         (iii) the Servicer shall have delivered to the Issuer, the Trustee and the Rating Agencies an Opinion of Counsel either

               (A) stating that, in the opinion of such counsel, all filings to be made by the Servicer, including filings with the PUCT pursuant to the Texas Electric Choice Plan and the UCC, that are necessary fully to preserve and protect the interests of each of the Issuer and the Trustee in the Transition Property have been executed and filed and are in full force and effect, and reciting the details of such filings or

               (B) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interests;

         (iv) the Rating Agencies shall have received prior written notice of such transaction; and

         (v) the Servicer shall have delivered to the Issuer, the Trustee and the Rating Agencies an opinion of independent tax counsel (as selected by, and in form and substance satisfactory to, the Servicer, and which may be based on a ruling from the Internal Revenue Service) to the effect that, for federal income tax purposes, such consolidation or merger will not result in a material adverse federal income tax consequence to the Servicer, the Issuer, the Trustee or the Transition Bondholders.

The Servicer shall not consummate any transaction referred to in clauses (a),
(b), (c), (d) or (e) above except upon execution of the above-described agreement of assumption and compliance with clauses (i), (ii), (iii), (iv) and
(v) above. When any Person acquires the properties and assets of the Servicer substantially as a whole and becomes the successor to the Servicer in accordance with the terms of this Section 5.03, then upon the satisfaction of all of the other conditions of this Section 5.03, the Servicer shall automatically and without further notice be released from its obligations hereunder. Notwithstanding anything to the contrary contained in this Section 5.03, the Servicer shall be able to convert to a Texas limited liability company without execution of the above-described agreement, without compliance with clauses (i),
(ii), (iii), (iv) or (v) above and without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that after such conversion the Servicer shall make all filings required under the Texas Electric Choice Plan or the UCC to reflect any change in the name of the Servicer effective upon such conversion and shall, within 30 days of such conversion, provide notice of such conversion to each Rating Agency.

     SECTION 5.04. ASSIGNMENT OF THE SERVICER'S OBLIGATIONS. Upon written notice to the Trustee and the Rating Agencies, the Servicer may assign a portion of its obligations hereunder to an assignee (A) in accordance with the Intercreditor Agreement with respect to the obligations to maintain and process any account into which initial collections may be deposited and process payments in respect of Transition Charges or (B) subject to the satisfaction of Section 5.03.

     SECTION 5.05. LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS. The Servicer shall not be liable to the Issuer or the Trustee, except as provided under this

Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer against any liability that would otherwise be imposed by reason of willful misconduct, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement or the Intercreditor Agreement. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on the advice of counsel reasonably acceptable to the Trustee or on any document of any kind, reasonably believed to be genuine and to have been signed by the proper party respecting any matters arising under this Agreement.

     Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Transition Property in accordance with this Agreement or related to its obligation to pay indemnification, and that in its reasonable opinion may cause it to incur any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Transition Bondholders under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Servicer.

     SECTION 5.06. RELIANT ENERGY NOT TO RESIGN AS SERVICER. Subject to the provisions of Sections 5.03 and 5.04, Reliant Energy shall not resign from the obligations and duties imposed on it as Servicer under this Agreement unless the Servicer delivers to the Issuer, the Trustee and the PUCT written notice of such resignation at the earliest practicable time and, concurrently therewith or promptly thereafter, an opinion of Independent legal counsel that the Servicer's performance of its duties under this Agreement shall no longer be permissible under applicable law. No such resignation shall become effective until a successor Servicer shall have assumed the servicing obligations and duties hereunder of the Servicer in accordance with Section 6.04.

     SECTION 5.07. SERVICING FEE. The Issuer agrees to pay the Servicer on each Payment Date, solely to the extent amounts are available therefor in accordance with the Indenture, the Servicing Fee with respect to all Series of Transition Bonds. For so long as:

          (i)   Reliant Energy or one of its affiliates is the Servicer,

          (ii) a successor to Reliant Energy or one of its affiliates is the Servicer due to the operation of the provisions of Section 5.03, or

          (iii) any Person is the successor Servicer hereunder pursuant to the provisions of Section 5.04 if the predecessor Servicer was Reliant Energy or one of its affiliates,

the amount of the Servicing Fee paid to the Servicer annually shall equal 0.05% of the Transition Bond Balance on the Initial Transfer Date and shall be prorated into equal payment amounts based on the number of Payment Dates that are expected to occur (a) in the remaining portion of the calendar year in which the Servicer began to provide any of the services set forth in this Agreement (provided that the Servicing Fee for such time period shall be prorated to the fraction of a calendar year during which the Servicer provides any of the services set forth in this Agreement) and (b) in each calendar year thereafter.

     In the event that a successor Servicer not affiliated with Reliant Energy is appointed in accordance with Section 6.04, the amount of Servicing Fee paid to the Servicer annually shall be agreed upon by the successor Servicer and the Trustee but shall in no event exceed 0.60% of the Transition Bond Balance on the Initial Transfer Date and shall be prorated into equal payment amounts as set forth in the preceding paragraph. The foregoing fees constitute a fair and reasonable price for the obligations to be performed by the Servicer. The Servicer and any successor Servicer agrees to pay from amounts received as the Servicing Fee all fees due and owing pursuant to the Intercreditor Agreement, and neither the Servicer nor any successor Servicer shall seek or be entitled to any other or additional reimbursement therefor. The Trustee shall not be responsible or liable for the Servicing Fee or any fees arising from the Intercreditor Agreement or for any increase or differential in such fees.

     SECTION 5.08. SERVICER EXPENSES. Except as otherwise expressly provided herein, the Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and under the Intercreditor Agreement, including fees and disbursements of independent accountants and counsel, taxes imposed on the Servicer and expenses incurred in connection with reports to Transition Bondholders.

     SECTION 5.09. APPOINTMENTS. The Servicer, with written notice to the Trustee, may at any time appoint a subservicer or agent to perform all or any portion of its obligations as Servicer hereunder; provided, however, that the Rating Agency Condition shall have been satisfied in connection therewith; provided further that the Servicer shall remain obligated and be liable to the Issuer for the servicing and administering of the Transition Property in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer or agent and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Transition Property. The fees and expenses of the subservicer or agent shall be as agreed between the Servicer and its subservicer or agent from time to time, and none of the Issuer, the Trustee or the Transition Bondholders shall have any responsibility therefor. Any such appointment shall not constitute a Servicer resignation under Section 5.06. The Designated Account Holder shall constitute a subservicer for purposes of this
Section 5.09.

     SECTION 5.10. NO SERVICER ADVANCES. Except as set forth in Section 3.03 regarding payments on account of TC Collections under the Collections Curve, the Servicer shall not make any advances of interest on or principal of the Transition Bonds.

     SECTION 5.11. REMITTANCES.

         (a) Except as provided in subsection (b) below, the Servicer shall remit all TC Collections (from whatever source) and all proceeds of the Trust Estate of the Issuer, if any, received by the Servicer, to the Trustee for deposit pursuant to the Indenture, not later than the second Business Day after receipt thereof (or, if earlier, deemed receipt, if the Collections Curves are applicable).

          (b)   Notwithstanding the foregoing clause (a), as long as:

          (i) Reliant Energy or any successor to Reliant Energy's electric transmission or distribution business, or both, remains the Servicer,

          (ii)  no Servicer Default has occurred and is continuing, and

          (iii) (A) Reliant Energy or such successor maintains a short-term rating of "A-1" or better by Standard & Poor's, "P-1" or better by Moody's and "F-1" or better by Fitch (and for five Business Days following a reduction in either such rating), or

          (B) the Servicer obtains a letter of credit or surety bond in form and substance satisfactory to the Trustee and issued by a bank or surety company, as the case may be, having a long-term unsecured credit rating from S&P of "AA" or better, from Moody's of "Aa3" or better and, if Fitch provides a rating thereon, from Fitch of "AA" or better and having capital and surplus not less than $50,000,000 to assure remittances of TC Collections on each Remittance Date and the Rating Agency Condition shall have been satisfied (and any conditions or limitations imposed by the Rating Agencies in connection therewith are complied with), the Servicer need not make the daily remittances required by Section 3.03(a)(i)(B), but in lieu thereof, shall remit all TC Collections (from whatever source) in accordance with Section 3.03(a)(i)(A), and all proceeds of the Trust Estate of the Issuer, if any, received by the Servicer during any Collection Period, to the Trustee for deposit pursuant to the Indenture, not later than the corresponding Monthly Remittance Date.

     SECTION 5.12. PROTECTION OF TITLE. The Servicer shall execute and file all such filings, including filings with the Secretary of State of the State of Texas pursuant to the Texas Electric Choice Plan and Article 9 of the UCC, and cause to be executed and filed all such filings, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interests of the Issuer and the Trustee in the Transition Property, including all filings required under the Texas Electric Choice Plan and Article 9 of the UCC relating to the transfer of the ownership or security interest in the Transition Property by the Seller to the Issuer or any security interest granted by the Issuer in the Transition Property. The Servicer shall deliver (or cause to be delivered) to the Issuer and the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                                   ARTICLE VI

                                SERVICER DEFAULT

     SECTION 6.01. SERVICER DEFAULT. If any one of the following events (a "Servicer Default") occurs and is continuing:

          (a) any failure by the Servicer to remit to the Trustee, on behalf of the Issuer, any required remittance by the date that such remittance must be made that continues unremedied for a period of five Business Days; or

         (b) any failure by the Servicer duly to observe or perform in any material respect any other covenant or agreement of the Servicer set forth in this Agreement (other than as provided in Section 6.01(a) or (c)) or any other Basic Document to which it is a party in such capacity, which failure

         (i) materially and adversely affects the Transition Property or the timely collection of the Transition Charges or the rights of the Trustee or the Transition Bondholders, and

         (ii) continues unremedied for a period of 60 days;

         (c)  any failure by the Servicer duly to perform its obligations under
Section 7 of Annex 1 to this Agreement in the time and manner set forth therein, which failure continues unremedied for a period of five days;

         (d) any representation or warranty made by the Servicer in this Agreement or any Basic Document proves to have been incorrect when made, which has a material adverse effect on the Transition Property or the Issuer's ownership interest therein, the security interest of the Trustee in the Transition Property, the Issuer, the Transition Bondholders or the investment of the Transition Bondholders in the Transition Bonds, and which material adverse effect continues unremedied for a period of 60 days after the date on which written notice thereof shall have been given to the Servicer (with a copy to the Trustee) by the Issuer or the Trustee or after discovery of such failure by an officer of the Servicer, as the case may be; or

         (e)  an Insolvency Event occurs with respect to the Servicer;

then, so long as the Servicer Default shall not have been remedied, and in no other circumstances, the Trustee may, or shall upon the written instruction of the Majority Holders, terminate all the rights and obligations (other than the indemnification obligations set forth in Section 5.02 hereof and the obligation under Section 6.04 to continue performing its functions as Servicer until a successor Servicer is appointed) of the Servicer under this Agreement by notice then given in writing to the Servicer (a "Termination Notice") and the Trustee shall comply with the provisions of Section 5 of the Intercreditor Agreement. The Servicer shall notify each Rating Agency promptly upon the Servicer's receipt of a Termination Notice.

     In addition, upon a Servicer Default, the Issuer and the Trustee shall be entitled to (y) apply to a state district court located in Travis County, Texas, for sequestration and payment to the Trustee of revenues arising with respect to the Transition Property, and (z) apply to the PUCT for an order that amounts arising from the Transition Charges be transferred to a separate account for the benefit of the Transition Bondholders, in accordance with the Texas Electric Choice Plan.

     On or after the receipt by the Servicer of a Termination Notice, all authority and power of the Servicer under this Agreement, whether with respect to the Transition Property, the related Transition Charges or otherwise, shall, upon appointment of a successor Servicer pursuant to Section 6.04 and pursuant to the provisions of the Intercreditor Agreement, without further action, pass to and be vested in such successor Servicer and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such Termination Notice, whether to complete the transfer of the Transition Property Documentation and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer, the Trustee and the Issuer in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement and the Intercreditor Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for remittance, or shall thereafter be received by it with respect to the Transition Property or the related Transition Charges. As soon as practicable after receipt by the Servicer of such Termination Notice, the Servicer shall deliver the Transition Property Documentation to the successor Servicer. All reasonable costs and expenses (including attorneys' fees and expenses) incurred in connection with transferring the Transition Property Documentation to the successor Servicer and amending this Agreement or the Intercreditor Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of documentation of such costs and expenses. Termination of Reliant Energy's rights as a Servicer shall not terminate Reliant Energy's rights or obligations in its individual capacity under the Sale Agreement or the Intercreditor Agreement (except rights thereunder deriving from its rights as the Servicer hereunder).

     SECTION 6.02. NOTICE OF SERVICER DEFAULT. The Servicer shall deliver to the Issuer, to the Trustee, to the PUCT, and to each Rating Agency promptly after having obtained actual knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officers' Certificate of any event or circumstance which, with the giving of notice or the passage of time, would become a Servicer Default under Section 6.01.

     SECTION 6.03. WAIVER OF PAST DEFAULTS. The Trustee, with the written consent of the Majority Holders, may waive in writing in whole or in part any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required remittances to the Trustee of TC Collections from Transition Property in accordance with Section 5.11 of this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

     SECTION 6.04. APPOINTMENT OF SUCCESSOR.

          (a) Upon the Servicer's receipt of a Termination Notice pursuant to
Section 6.01 or the Servicer's resignation in accordance with the terms of this Agreement, the Servicer shall continue to perform its functions as Servicer under this Agreement and shall be entitled to receive the requisite portion of the Servicing Fee, until a successor Servicer shall have assumed in writing the obligations of the Servicer hereunder as described below. In the event of the Servicer's removal or resignation hereunder, the Trustee at the written direction and with the consent of the Majority Holders shall appoint a successor Servicer, and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Issuer and the Trustee. In no event shall the Trustee be liable for its appointment of a successor Servicer appointed with due care. If, within 30 days after the delivery of the Termination Notice, a new Servicer shall not have been appointed and accepted such appointment, the Trustee may petition the PUCT or a court of competent jurisdiction to appoint a successor Servicer under this Agreement. A Person shall qualify as a successor Servicer only if:

          (i) such Person is permitted under PUCT Regulations to perform the duties of the Servicer pursuant to the Texas Electric Choice Plan, the Financing Order and this Agreement,

          (ii)  the Rating Agency Condition shall have been satisfied, and

          (iii) such Person enters into a servicing agreement with the Issuer having substantially the same provisions as this Agreement and into the Intercreditor Agreement (as TC Servicer).

          (b) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer under this Agreement and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

          (c) The successor Servicer may not resign unless it is prohibited from serving as such by law.

     SECTION 6.05. COOPERATION WITH SUCCESSOR. The predecessor Servicer covenants and agrees with the Issuer that it will, on an ongoing basis, cooperate with the successor Servicer and provide whatever information is, and take whatever actions are, reasonably necessary to assist the successor Servicer in performing its obligations hereunder.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     SECTION 7.01. AMENDMENT. This Agreement may be amended by the Servicer and the Issuer, with the prior written consent of the Trustee, the consent of the PUCT pursuant to Section 7.13 and the satisfaction of the Rating Agency Condition. Promptly after the execution of any such amendment or consent, the Issuer shall furnish written notification of the substance of such amendment or consent to each of the Rating Agencies.

     Prior to the execution of any amendment to this Agreement, the Issuer and the Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section
3.11. The Issuer and the Trustee may, but shall not be obligated to, enter into any such amendment which affects their own rights, duties or immunities under this Agreement or otherwise.

     SECTION 7.02. NOTICES. All demands, notices and communications upon or to the Servicer, the Issuer, the Trustee or the Rating Agencies under this Agreement shall be in writing, delivered personally, via facsimile, reputable overnight courier or by first class mail, postage prepaid, and shall be deemed to have been duly given upon receipt

          (a) in the case of the Servicer, to Reliant Energy, 1111 Louisiana Street, Houston, Texas 77002, Attention: Treasurer;

          (b) in the case of the Issuer, to Reliant Energy Transition Bond Company LLC, 1111 Louisiana Street, Suite 4667, Houston, Texas 77002, Attention:
Manager;

          (c) in the case of the Trustee, at its Corporate Trust Office;

          (d) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007;

          (e) in the case of Standard & Poor's, to Standard & Poor's, a division of The McGraw-Hill Companies, 55 Water Street, New York, New York 10041; and

          (f) in the case of Fitch, to Fitch, Inc., 1 State Street Plaza, New York, New York 10004;

          (g) in the case of the PUCT, to 1701 N. Congress Avenue, Austin, Texas 78711-3326, Attention: Executive Director and General Counsel;

or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     SECTION 7.03. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Sections 5.03 and 5.04 and as provided in the provisions of this Agreement concerning the resignation or termination of the Servicer, this Agreement may not be assigned by the Servicer. Any purported assignment not in compliance with this Agreement shall be void.

     SECTION 7.04. LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of the Servicer, the Issuer and the Trustee, on behalf of itself and the Transition Bondholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 7.05. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 7.06. SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        SECTION 7.07. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

        SECTION 7.08. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        SECTION 7.09. ASSIGNMENT TO THE TRUSTEE. The Servicer hereby acknowledges and consents to any pledge, assignment and grant of a security interest by the Issuer to the Trustee pursuant to the Indenture for the benefit of any Transition Bondholders of all right, title and interest of the Issuer in, to and under the Transition Property owned by the Issuer and the proceeds thereof and the assignment of any or all of the Issuer's rights hereunder and under the Intercreditor Agreement to the Trustee. Notwithstanding such assignment, in no event shall the Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer, hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

        SECTION 7.10. NONPETITION COVENANTS. Notwithstanding any prior termination of this Agreement or the Indenture, but subject to a court's rights to order the sequestration and payment of revenues arising with respect to the Transition Property pursuant to Section 39.309(f) of the Texas Electric Choice Plan, the Servicer shall not, prior to the date which is one year and one day after the termination of the Indenture, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer.

        SECTION 7.11. TERMINATION. This Agreement shall terminate when all Transition Bonds have been retired or redeemed in full.

        SECTION 7.12. IMPLEMENTATION OF TEXAS ELECTRIC CHOICE PLAN. In the event that the effective date for implementation of the Choice provisions of the Texas Electric Choice Plan shall be extended by the PUCT, all references in this Agreement or in Appendix A hereto (Definitions) to the "Texas Electric Choice Plan," "Choice," "January 1, 2002" or "January 2002" shall mean and be deemed to be references to such extended date of implementation without further action hereunder.

        SECTION 7.13. PUCT CONSENT. To the extent the consent of the PUCT is required to effect any amendment to or modification of this Agreement or any provision of this Agreement,

           (a) Reliant Energy may request the consent of the PUCT by delivering to the PUCT's executive director and general counsel a written request for such consent, which request shall contain:

           (i)   a reference to Docket No. 21655;

           (ii) an Officer's Certificate stating that the proposed amendment or modification has been approved by all parties to this Agreement; and

           (iii) a statement identifying the person to whom the PUCT or its staff is to address its consent to the proposed amendment or modification or request additional time;

           (b) The PUCT shall, within fifteen days of receiving the request for consent complying with Section 7.13(a) above, either

           (i) provide notice of its consent or lack of consent to the person specified in Section 7.13(a)(iii) above, or

           (ii) be conclusively deemed to have consented to the proposed amendment or modification,

unless, within fifteen days of receiving the request for consent complying with
Section 7.13(a) above, the PUCT or its staff delivers to the office of the person specified in Section 7.13(a)(iii) above a written statement requesting an additional amount of time not to exceed thirty days in which to consider whether to consent to the proposed amendment or modification. If the PUCT or its staff requests an extension of time in the manner set forth in the preceding sentence, then the PUCT shall either provide notice of its consent or lack of consent to the person specified in Section 7.13(a)(iii) above no later than the last day of such extension of time or be conclusively deemed to have consented to the proposed amendment or modification on the last day of such extension of time.

      SECTION 7.14. EFFECT OF SUBSEQUENT PUCT REGULATIONS. Notwithstanding anything to the contrary contained in this Agreement (including Annex 1 hereto), to the extent the PUCT promulgates any PUCT Regulation permitted by the Financing Order or the Texas Electric Choice Plan whose effect is to modify or supplement any provision of this Agreement relating to REP standards, this Agreement shall be deemed to have been so modified or supplemented on the effective date of such regulation, and all other provisions contained herein shall be deemed modified accordingly without the necessity of any further action by any party hereto. The Servicer will notify the Issuer and the Rating Agencies of any such PUCT Regulation and the corresponding modification of or supplement to this Agreement promptly upon obtaining knowledge thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                   RELIANT ENERGY TRANSITION  BOND COMPANY LLC

                                   By:
                                       _________________________________________
                                       Name:
                                       Title:

                                   RELIANT ENERGY, INCORPORATED, as Servicer

                                   By:
                                       _________________________________________
                                       Name:
                                       Title:

Acknowledged and Accepted:
Bankers Trust Company, not in its
individual capacity but solely as
Trustee on behalf of the Holders
of the Transition Bonds

By: _______________________________
         Name:
         Title:

                                   SCHEDULE A
                                       TO
                     TRANSITION PROPERTY SERVICING AGREEMENT

Proceedings pending or, to the Servicer's best knowledge, threatened before any court, federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties seeking any determination or ruling that might materially and adversely affect the Transition Property or the performance by the Servicer of its obligations under, or the validity or enforceability against the Servicer of, this Agreement:

NONE.

                                     ANNEX 1
                                       TO
                     TRANSITION PROPERTY SERVICING AGREEMENT

         The Servicer agrees to comply with the following with respect to Reliant Energy Transition Bond Company LLC (the "Issuer"):

         SECTION 1. DEFINITIONS.

              (a) Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Appendix A to the Transition Property Servicing Agreement dated as of October 24, 2001, between the Issuer and Reliant Energy, as Servicer.

              (b) Whenever used in this Annex 1, the following words and phrases shall have the following meanings:

         SECTION 2. CHANGES TO RAAF METHODOLOGY PURSUANT TO PUCT ORDER. If, as provided in Tariff TC, the PUCT enters an order pursuant to Section 39.253(f) of the Texas Electric Choice Plan, the Servicer shall recalculate the applicable initial RAAFs for each class of Customer set forth in Tariff TC using the methodology set forth in such PUCT order and file the RAAF Adjustment within forty-five (45) days of the order's becoming final and nonappealable, and the adjusted RAAF shall become effective thirty (30) days thereafter.

         SECTION 3. CALCULATION DATE STATEMENTS TO ISSUER AND TRUSTEE. For each Calculation Date, the Servicer shall provide to the Issuer, the Trustee and the Rating Agencies a statement indicating

              (a) the Transition Bond Balance and the Projected Transition Bond Balance for each Series as of the immediately preceding Payment Date,

              (b) the amount on deposit in the Overcollateralization Subaccount and the Scheduled Overcollateralization Level as of the immediately preceding Payment Date,

              (c) the amount on deposit in the Capital Subaccount and the Required Capital Amount as of the immediately preceding Payment Date;

              (d) the amount on deposit in the Reserve Subaccount as of the immediately preceding Payment Date;

              (e) the Projected Transition Bond Balance and the Servicer's projection of the Transition Bond Balance on the Payment Date immediately preceding the next succeeding Adjustment Date;

              (f) the Scheduled Overcollateralization Level and the Servicer's projection of the amount on deposit in the Overcollateralization Subaccount for the Payment Date immediately preceding the next succeeding Adjustment Date;

              (g) the Required Capital Amount and the Servicer's projection of the amount on deposit in the Capital Subaccount for the Payment Date immediately preceding the next succeeding Adjustment Date; and

              (h) the Servicer's projection of the amount on deposit in the Reserve Subaccount for the Payment Date immediately preceding the next succeeding Adjustment Date.

         SECTION 4. CALCULATION DATE ACTIVITY BETWEEN THE SERVICER AND REPS.

              (a) On or about each Calculation Date, the Servicer shall reconcile with each REP that has chosen to hold back an allowance for charge-offs in its payments of TC Collections to the Servicer in accordance with the Financing Order and Tariff TC the amounts held back by the REP since the previous Calculation Date (or since the issuance of the applicable Series of Transition Bonds, in the case of the first Calculation Date) and the amounts actually written off as uncollectible from Customer accounts that have been permanently terminated during the same time period.

              (b) If the REP has held back less than the amount actually written off as uncollectible during the time period, the REP shall be entitled to a credit against future Transition Charge payments over the twelve-month period immediately following the next Adjustment Date in the amount of the hold-back shortfall and no other remedy. If the REP has held back more than the amount actually written off as uncollectible during the time period, the permitted charge-off percentage shall be adjusted so that it is projected that the REP will remit to the Servicer the amount of such underpayment of TC Collections over the twelve-month period immediately following the next upcoming Adjustment Date.

              (c) The Servicer will incorporate the REPs' Customer default information and any subsequent credits to the REPs for Transition Charges already paid by the REPs to the Servicer in its calculation of the Transition Charge Adjustments on the Calculation Date. The REPs' right under this Section 4 to receive a credit against future payments of TC Collections to the Servicer shall not take effect until after the next upcoming Adjustment Date.

              (d) In any case the Servicer shall bill to and collect from each REP such REP's share of the amount required to meet the requirements of the Financing Order, provided that in addition each billing shall also include the amount of the holdback allowed for chargeoffs.

         SECTION 5. REMITTANCE STATEMENTS. On or before each remittance by the Servicer to the Trustee, the Servicer shall prepare and furnish to the Issuer and the Trustee a statement setting forth the aggregate amount remitted or to be remitted by the Servicer to the Trustee for deposit on such date pursuant to the Indenture.

         SECTION 6. PAYMENT DATE STATEMENTS. By 12:00 noon Central Time on the Business Day immediately preceding each Payment Date, the Servicer shall prepare and furnish to the Issuer, the Trustee and the Rating Agencies a Semiannual Servicer's Certificate setting forth the transfers and payments to be made in respect of such Payment Date pursuant to Section

8.02(d) of the Indenture and the amounts thereof and the amounts to be paid to Holders of Transition Bonds of each Series pursuant to Section 8.02(e) of the Indenture.

         SECTION 7. TRANSITION CHARGE AND RAAF ADJUSTMENTS.

              (a)   Prior to each Calculation Date, the Servicer shall calculate

              (i) the RAAF Adjustments to be made in accordance with the methodology set forth in Tariff TC, as may be modified from time to time by order from the PUCT,


              (ii) the Transition Bond Balance as of each Calculation Date (a written copy of which shall be delivered by the Servicer to the Trustee within five days following such Calculation Date), and

              (iii) the Transition Charge Adjustment with respect to the Transition Property for the twelve-month period preceding and including the next upcoming Adjustment Date and each subsequent twelve-month period, such that the Servicer projects that TC Collections therefrom allocable to the Issuer will be sufficient so that:

                    (A) the Transition Bond Balance on the Payment Date
              immediately preceding the next Adjustment Date will equal the Projected Transition Bond Balance as of such date or, if earlier with respect to any Series or Class of Transition Bonds, by the Expected Final Payment Date therefor, taking into account any amounts on deposit in the Reserve Subaccount,

                    (B) the amount on deposit in the Overcollateralization
              Subaccount on the Payment Date immediately preceding the next Adjustment Date, or if earlier with respect to any Series or Class of Transition Bonds, by the Expected Final Payment Date therefor, will equal the Scheduled Overcollateralization Level for such date, taking into account amounts on deposit in the Reserve Subaccount,

                    (C) the amount on deposit in the Capital Subaccount on the
              Payment Date immediately preceding the next Adjustment Date, or if earlier with respect to any Series or Class of Transition Bonds, by the Expected Final Payment Date therefor, will equal the Required Capital Amount for such date, taking into account any amounts on deposit in the Reserve Subaccount,

                    (D) thereafter, the TC Collections will provide for
              amortization of the remaining outstanding principal amount of each Series in accordance with the Expected Amortization Schedule therefor, payment of interest on each Series when due and deposits to the Overcollateralization Subaccount such that the balance therein will equal the Scheduled Overcollateralization Level on each Payment Date,

                    (E) the Servicer can reconcile past overpayments and
              underpayments by the REP of Transition Charges arising out of hold-backs for charge-offs in accordance with Section 4 of this Annex,

                    (F) the Servicer can recover out of TC Collections the
              interest paid to an REP arising out of a dispute between the Servicer and such REP pursuant to Section 8(b) of this Annex for which the Servicer's claim to the funds in dispute was not clearly unfounded, and

                    (G) the fees and expenses of the Servicer, the Trustee, the independent managers of the Issuer and the Administrator and other fees expenses, charges and costs authorized in the Financing Order will be paid.

              (b) On each Calculation Date, the Servicer shall make annual reconciliation filings with the PUCT for that Calculation Date. The Servicer shall promptly thereafter provide notice and a copy of such filings to each Rating Agency. The Servicer's Calculation Date filings shall include:

              (i) any RAAF Adjustments to take effect on the next Adjustment Date (in which case, the Servicer shall provide notice of such filing to all parties in PUCT Docket No. 21665 and shall participate in a contested case proceeding at the PUCT, the purpose of which will be to determine whether any proposed adjustment complies with the Financing Order, as set forth therein), and

              (ii) a tariff supplement setting forth Transition Charge Adjustments to become effective on the next Adjustment Date and supporting data, including the calculation of the Transition Charge Adjustments.

              (c) The Servicer shall calculate any interim Transition Charge Adjustments to be requested between Calculation Dates to correct under-collection or over-collection of Transition Charges, as set forth in the Financing Order and Tariff TC. In the event an interim Transition Charge Adjustment is permitted under Tariff TC, the Servicer will file for such an adjustment with the PUCT not less than fifteen days prior to the proposed Interim Adjustment Date. The Servicer shall promptly thereafter provide notice and a copy of such filings to each Rating Agency. The Servicer will make the interim filing described in this Section 7(c) no more frequently than every three months if quarterly payments are made to Transition Bond Owners and no more frequently than every six months if semi-annual payments are made to Transition Bond Owners.

              (d) The Servicer shall take reasonable steps to monitor the Transition Charge rate for each class of Customers to determine whether any such rate exceeds the maximum rate that class of Customers is obligated to pay under
Section 39.202(a) of the Texas Electric Choice Plan. If such maximum rate is being exceeded for any class of Customers ("Affected Class"), then the Servicer shall cause the billing entity for Customers in the Affected Class to apply the maximum rate allowed under that section to the Affected Class, and the rates for all other classes of Customers ("Remaining Classes") shall be recalculated using the maximum rate for the Affected Class. The Servicer will allocate any resulting deficiency in Transition Charges to the Remaining Classes based on the ratio of the RAAFs then in effect.

              (e) On each Adjustment Date and Interim Adjustment Date, the Servicer shall

               (i) take all reasonable actions and make all reasonable efforts in order to effectuate all adjustments approved by the PUCT to the Transition Charges and/or RAAFs, and

               (ii) promptly send to the Trustee copies of all material notices and documents relating to such adjustments.

         SECTION 8.        OTHER ACTIVITY BETWEEN THE SERVICER AND REPS.

               (a) In the event an REP provides a cash deposit to the Trustee in the form of up to two months' maximum expected transition charge collections, a surety bond or letter of credit (each an "REP Deposit") pursuant to the Financing Order and Tariff TC,

               (i) the Servicer shall agree with the REP as to the size of the initial REP Deposit,

               (ii) no more frequently than quarterly, upon the request of either the REP or the Servicer, the Servicer shall cooperate with the REP as required by the Financing Order and Tariff TC to ensure that the REP Deposit accurately reflects up to two months' maximum TC Collections. Within 10 days following the review by the REP and Servicer of the size of the REP Deposit, either the REP shall remit to the Trustee the amount of any shortfall in the REP Deposit or the Servicer shall instruct the Trustee to remit to the REP any portion of the REP Deposit no longer required to be on deposit,

               (iii) The Servicer shall instruct the Trustee in writing to remit to the REP the REP Deposit, plus any investment earnings thereon, upon the Final Maturity Date of the final Class, if applicable, of the final Series of Transition Bonds except such portion of the REP Deposit as was utilized in satisfaction of the REP's obligation to remit billed Transition Charges, and

               (iv) The Servicer shall instruct the Trustee to remit to the REP the REP Deposit, plus any investment earnings thereon, within 30 days of the date on which the REP Deposit is no longer required under the Financing Order or Tariff TC.

               (b) In the event an REP disputes any amount of billed Transition Charges, the Servicer shall require the REP to pay the disputed amount under protest within the time for payment set forth in Section 3.02 of this Agreement. The Servicer shall attempt to resolve informally the dispute with the REP, or any dispute related to the date of receipt of Transition Charge payments, Penalties, or the size of the required REP Deposit. If the REP and the Servicer cannot reach an informal resolution to the dispute, either party may file a complaint with the PUCT as set forth in the Financing Order and Tariff TC. If the REP prevails in the informal dispute process or before the PUCT, the Servicer shall provide the REP with a refund of the disputed amount paid to the Servicer plus interest at a rate approved by the PUCT. As provided in the Financing Order, Tariff TC and Section 7(a)(iii)(F) of this Annex, interest paid by the Servicer shall be recoverable through Transition Charges if the Servicer's claim to the funds is not clearly unfounded. In addition, as provided in the Financing Order and Tariff TC, the Servicer shall not be required to pay interest to the REP if the Servicer has received inaccurate metering data from another entity providing competitive metering services pursuant to the Texas Electric Choice Plan.

               (c) The Servicer shall adhere to the instructions of an REP that bills Customers for Transition Charges to terminate transmission and distribution service to a Customer for nonpayment by the Customer pursuant to the Financing Order and Tariff TC.

         SECTION 9. OTHER ACTIVITIES BY THE SERVICER.

               (a) In addition to the obligation set forth in Section 8(c) of this Annex, the Servicer shall have the rights and obligations to terminate electric service for non-payment of Transition Charges under the circumstances set forth in Tariff TC and PUCT Regulations.

               (b) If an REP fails to remit payment in full of all Transition Charges billed to such REP by the day that is 45 calendar days after the REP Billing Day, the Servicer shall, in addition to assessing the Penalty against such REP described in Section 3.02(c) of the Servicing Agreement, direct the Trustee by written instruction to apply from such REP's REP Deposit (by making a withdrawal from a deposit account, a demand under a surety bond, and/or a draw under a letter of credit, as applicable) into the Collection Account the lesser of the amount of Transition Charges such REP has failed to remit or the amount of the REP Deposit. The Servicer shall notify the REP of such withdrawal, demand and/or draw from the REP Deposit to the Collection Account and instruct the REP to remit immediately the amount of such withdrawal, demand and/or draw to the Trustee for replenishment of such REP's REP Deposit. The Servicer shall require the REP to immediately replenish its REP Deposit and shall at the earliest practicable date avail itself of such legal remedies as may be appropriate to collect any remaining unpaid Transition Charges and associated penalties due to the Servicer after application of the REP Deposit, in accordance with the Financing Order and Tariff TC.

               (c) If an REP is in default pursuant to Section 9, Part B, Paragraphs D(3) and (4) of Tariff TC and Findings of Fact 50(e) and (f) of the Financing Order (such default an "REP Default"), the Servicer shall perform such duties as are required of the Servicer therein, including but not limited to the following:

               (i) in the event the REP in REP Default seeks to implement alternative arrangements with the Servicer regarding the billing and collection of Transition Charges pursuant to Section 9, Part B, Paragraph D(3) of Tariff TC and Finding of Fact 50(e) of the Financing Order, the Servicer shall consider proposals from such REP but shall not accept any proposal, and no proposal shall be deemed mutually suitable and agreeable, other than the options set forth in Section 9, Part B, Paragraphs D(3)(a) and D(3)(c) of Tariff TC unless (i) the Servicer is directed promptly in writing by the Trustee to accept a proposal of such REP following the approval of such proposal by the Majority Holders, (ii) such proposal would not materially and adversely affect the interests of the Transition Bondholders and (iii) the Rating Agency Condition has been satisfied; and

               (ii) in the event the REP in REP Default fails to immediately select and implement an alternative method of billing and collecting Transition Charges as specified in Section 9, Part B, Paragraph D(3) of Tariff TC and Finding of Fact 50(e) of the

     Financing Order or fails to adequately meet its responsibilities thereunder, the Servicer shall immediately allow the Provider of Last Resort or another qualified REP of a Customer's choosing to immediately assume responsibility for the billing and collection of Transition Charges from such Customer.

               (d) In the event the Provider of Last Resort defaults or is ineligible to provide billing and collection of Transition Charges when requested by a Customer or the Servicer, as applicable, the Servicer shall assume responsibility for billing and collection of Transition Charges until a new Provider of Last Resort is named by the PUCT or the Customer requests the services of another REP, in accordance with Tariff TC and PUCT Regulations. In any case, the Servicer shall enforce the obligations, and exercise its remedies against, each REP including any Provider of Last Resort, at the earliest possible time permitted under the Financing Order and Tariff TC.

                                   APPENDIX A

                                   DEFINITIONS

         The definitions contained in this Appendix A are applicable to the singular as well as the plural forms of such terms.

         "Accrued Interest" means interest accrued at the Federal Funds Rate on
          ----------------
amounts held by the Servicer prior to, on, or after the date such amounts are due and payable to the Trustee under this Agreement.

         "Act" has the meaning specified in Section 11.03 of the Indenture.
          ---

         "Adjustment Date" means the date other than an Interim Adjustment Date
          ---------------
on which any Transition Charge Adjustment (other than an interim (non-annual) Transition Charge Adjustment) and/or any RAAF Adjustment, as applicable, becomes effective. The first Adjustment Date will be on or about October 31, 2002, and all subsequent Adjustment Dates shall be on or about the same day of the year in subsequent years.

         "Administration Agreement" means the Administration Agreement dated as
          ------------------------
of October 24, 2001, between Reliant Energy, as Administrator, and the Issuer, as the same may be amended and supplemented from time to time.

         "Administrator" means Reliant Energy as administrator under the
          -------------
Administration Agreement and each successor to or assignee of Reliant Energy in the same capacity.

         "Affiliate" means, with respect to any specified Person, any other
          ---------
Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, control, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms controlling and controlled have meanings correlative to the foregoing.

         "Annual Accountant's Report" has the meaning assigned to that term in
          --------------------------
Section 3.07 of the Servicing Agreement.

         "Basic Documents" means the Issuer LLC Agreement, the Issuer
          ---------------
Certificate of Formation, the Sale Agreement, the Servicing Agreement, the Intercreditor Agreement, the Administration Agreement, the Indenture, any Supplemental Indentures and any Bills of Sale.

         "Bill of Sale" has the meaning assigned to that term in the Sale
          ------------
Agreement.

         "Billing Month" means a particular calendar month during which
          -------------
Transition Charges are billed to Customers.

         "Book-Entry Transition Bonds" means beneficial interests in the
          ---------------------------
Transition Bonds, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.11 of the Indenture.

         "Business Day" means any day other than a Saturday or Sunday or a day
          ------------
on which banking institutions in the City of Houston, Texas, or in the City of New York, New York, are required or authorized by law or executive order to remain closed.

         "Calculation Date" means, with respect to each Series of Transition
          ----------------
Bonds, the date on which the calculations and filings set forth in the Issuer Annex will be made each year. The first Calculation Date will be no later than October 17, 2002, if the Servicer requests only Transition Charge Adjustments, and no later than August 2, 2002, if the Servicer requests any RAAF Adjustments (whether or not the Servicer also requests Transition Charge Adjustments). Subsequent Calculation Dates will be on or about the same applicable day of the year in subsequent years.

         "Capital Subaccount" has the meaning specified in Section 8.02(a) of
          ------------------
the Indenture.

         "Choice" means the first date on which a Person who
          ------

               (a) was a retail customer of electric service of Reliant Energy located within Reliant Energy's service territory on May 1, 1999, or that became a retail customer of electric service of Reliant Energy located within Reliant Energy's service territory after May 1, 1999,

               (b) is still located within Reliant Energy's service territory, and

               (c) has been, prior to such date, receiving electric transmission and/or distribution service from Reliant Energy or the successor to Reliant Energy's distribution business,

may receive retail electric service from an REP, which is expected to be either the beginning of the first billing cycle for each Customer following January 1, 2002, or earlier, in the case of certain Pilot Programs.

         "Class" means, with respect to any Series, any one of the classes of
          -----
Transition Bonds of that Series, as specified in the Series Supplement for that Series.

         "Clearing Agency" means an organization registered as a "clearing
          ---------------
agency" pursuant to Section 17A of the Exchange Act.

         "Clearing Agency Participant" means a broker, dealer, bank, other
          ---------------------------
financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Collection Account" has the meaning specified in Section 8.02(a) of
          ------------------
the Indenture.

         "Collection Period" means the period from and including the first day
          -----------------
of a calendar month to but excluding the first day of the next calendar month.

         "Collections Curve" means a separate forecast prepared by the Servicer
          -----------------
for two groups of Customer Classes of the percentages of amounts billed in a Pre-Choice Billing Month that are expected to be received during each of the following six months.

         "Collections Curve Payment" means, with respect to a Billing Month, the
          -------------------------
sum of the amounts paid to the Trustee by the Servicer in respect of Transition Charges over a six-month period following that Billing Month based on the Collections Curves for that Billing Month.

         "Corporate Trust Office" means the principal office of the Trustee at
          ----------------------
which at any particular time its corporate trust business shall be administered, which office as of the date of the execution of the Indenture is located at, Four Albany Street, New York, New York, 10006 Attention: Corporate Trust and Agency Services-Structured Finance Team, or at such other address as the Trustee may designate from time to time by notice to the Transition Bondholders and the Issuer, or the principal Corporate Trust Office of any successor Trustee (the address of which the successor Trustee will notify the Transition Bondholders and the Issuer).

         "Current Remittance Month" means the calendar month in which a
          ------------------------
particular Daily Remittance Date or Monthly Remittance Date occurs.

         "Curve Payment Shortfall" means, with respect to each Pre-Choice
          -----------------------
Billing Month and the Reconciliation Date for such Billing Month, the excess of actual TC Collections the Servicer has received for that Billing Month over the Collections Curve Payments previously made to the Trustee by the Servicer for that Billing Month.

         "Customer Class" means each of the Transition Charge classes specified
          --------------
in the Financing Order.

         "Customers" means each Person from which Reliant Energy is authorized
          ---------
to recover retail stranded costs under the Texas Electric Choice Plan or any PUCT Regulation.

         "Daily Remittance Date" means each Business Day of each calendar month.
          ---------------------

         "Default" means any occurrence that is, or with notice or the lapse of
          -------
time or both would become, an Event of Default.

         "Designated Account Holder" has the meaning specified in the
          -------------------------
Intercreditor Agreement.

         "DTC" means The Depository Trust Company.
          ---

         "Event of Default" has the meaning specified in Section 5.01 of the
          ----------------
Indenture.

         "Excess Curve Payment" means, with respect to each Pre-Choice Billing
          --------------------
Month and the Reconciliation Date for such Billing Month, the excess of the Collections Curve Payments previously made to the Trustee by the Servicer for that Billing Month over actual TC Collections the Servicer has received for that Billing Month.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.
          ------------

         "Expected Amortization Schedule" means, with respect to each Series or,
          ------------------------------
if applicable, each Class of Transition Bonds, the expected amortization schedule for principal thereof, as specified in the Series Supplement therefor.

         "Expected Final Payment Date" means, with respect to each Series or, if
          ---------------------------
applicable, each Class of Transition Bonds, the date when all interest and principal is scheduled to be paid for that Series or Class in accordance with the Expected Amortization Schedule, as specified in the Series Supplement therefor.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate
          ------------------
per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Servicer from three federal funds brokers of recognized standing selected by it.

         "Final Maturity Date" means, for each Series or, if applicable, each
          -------------------
Class of Transition Bonds, the date by which all principal and interest on the Transition Bonds is required to be paid, as specified in the Series Supplement therefor.

         "Financing Order" means the Financing Order issued by the PUCT on May
          ---------------
31, 2000, (PUC Docket No. 21665) pursuant to the Texas Electric Choice Plan, as interpreted by the PUCT on September 18, 2001 (PUC Docket No. 21665, SOAH Docket No ###-##-####).

         "Fitch" means Fitch, Inc., or any successor thereto.
          -----

         "Formation Documents" means, collectively, the Issuer Certificate of
          -------------------
Formation, the Issuer LLC Agreement and any other document pursuant to which the Issuer is formed or governed, as the same may be amended and supplemented from time to time.

         "Holder or Transition Bondholder" means the Person in whose name a
          -------------------------------
Transition Bond of any Series or Class is registered on the Transition Bond Register.

         "Indenture" means the Indenture dated as of October 24, 2001, between
          ---------
the Issuer and the Trustee, as the same may be amended and supplemented from time to time by one or more indentures supplemental thereto, and shall include the forms and terms of the Transition Bonds established thereunder.

         "Independent" means, when used with respect to any specified Person,
          -----------
that the Person

               (a) is in fact independent of the Issuer, any other obligor upon the Transition Bonds, the Servicer and any Affiliate of any of the foregoing Persons,

               (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Servicer or any Affiliate of any of the foregoing Persons and

               (c) is not connected with the Issuer, any such other obligor, the Servicer or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "Initial Transfer Date" means the Series Issuance Date for the first
          ---------------------
Series of Transition Bonds.

         "Initial Transition Property" means the Transition Property sold by the
          ---------------------------
Seller to the Issuer as of the Initial Transfer Date pursuant to the Sale Agreement.

         "Insolvency Event" means, with respect to a specified Person,
          ----------------

               (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days, or

               (b) the commencement by such Person of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "Intercreditor Agreement" means the Intercreditor Agreement dated as of
          -----------------------
October 24, 2001, among the Issuer, Reliant Energy, in its individual capacity and as the Servicer, and the Trustee, AEP Credit, Inc., and The Bank of New York, as the same may be amended and supplemented from time to time.

         "Interim Adjustment Date" means the effective date of any interim
          -----------------------
(non-annual) Transition Charge Adjustment.

         "Issuance Advice Letter" means the letter filed by Reliant Energy with
          ----------------------
the PUCT pursuant to Ordering Paragraph No. 5 of the Financing Order.

         "Issuer" means Reliant Energy Transition Bond Company LLC, a Delaware
          ------
limited liability company, or its successor or the party named as such in the Indenture until a successor replaces it and, thereafter, means the successor.

         "Issuer Annex" means Annex 1 of the Servicing Agreement.
          ------------

         "Issuer Certificate of Formation" means the Certificate of Formation of
          -------------------------------
the Issuer that was filed with the Delaware Secretary of State on November 10, 1999, as the same may be amended and restated from time to time.

      "Issuer LLC Agreement" means the Amended and Restated Limited Liability
       --------------------
Company Agreement between the Issuer and Reliant Energy, as sole Member, dated as of October 24, 2001, as the same may be amended and supplemented from time to time.

      "Lien" means a security interest, lien, charge, pledge, equity or
       ----
encumbrance of any kind.

      "Losses" means collectively, any and all liabilities, obligations, losses,
       ------
damages, payments, costs or expenses of any kind whatsoever.

      "Majority Holders" means the Holders of a majority of the Outstanding
       ----------------
Amount of the Transition Bonds of all Series.

      "Monthly Remittance Date" means the twentieth (20th) day of each calendar
       -----------------------
month (or if such twentieth (20th) day is not a Business Day, the next Business
Day).

      "Moody's" means Moody's Investors Service Inc., or any successor thereto.
       -------

      "Officers' Certificate" means a certificate signed, in the case of Reliant
       ---------------------
Energy, by

              (a) the chairman of the board, the president, the vice chairman of the board or any vice president; and

              (b) a treasurer, assistant treasurer, secretary or assistant secretary.

      "Operating Expenses" means, with respect to the Issuer, all fees, costs,
       ------------------
expenses and indemnity payments owed by the Issuer, including all amounts owed by the Issuer to the Trustee, the Servicing Fee, the fee payable by the Issuer to the Administrator under the Administration Agreement, the fees and expenses payable by the Issuer to the Independent managers of the Issuer and legal and accounting fees, costs and expenses of the Issuer.

      "Opinion of Counsel" means one or more written opinions of counsel who may
       ------------------
be an employee of or counsel to Reliant Energy, which counsel shall be reasonably acceptable to the Trustee, the Issuer or the Rating Agencies, as applicable, and which shall be in form reasonably satisfactory to the Trustee, if applicable.

      "Outstanding" with respect to Transition Bonds means, as of the date of
       -----------
determination, all Transition Bonds theretofore authenticated and delivered under the Indenture except:

              (a) Transition Bonds theretofore cancelled by the Transition Bond Registrar or delivered to the Transition Bond Registrar for cancellation;

              (b) Transition Bonds or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Transition Bonds; provided, however, that if such Transition Bonds are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Trustee; and

              (c) Transition Bonds in exchange for or in lieu of other Transition Bonds which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Transition Bonds are held by a bona fide purchaser;

provided that in determining whether the Holders of the requisite Outstanding Amount of the Transition Bonds or any Series or Class thereof have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Transition Bonds owned by the Issuer, any other obligor upon the Transition Bonds, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Transition Bonds that a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Transition Bonds so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Transition Bonds and that the pledgee is not the Issuer, any other obligor upon the Transition Bonds, the Servicer or any Affiliate of any of the foregoing Persons.

      "Outstanding Amount" means the aggregate principal amount of all
       ------------------
Outstanding Transition Bonds or, if the context requires, all Outstanding Transition Bonds of a Series or Class Outstanding at the date of determination.

      "Overcollateralization Subaccount" has the meaning specified in Section
       --------------------------------
8.02(a) of the Indenture.

      "Paying Agent" means the Trustee or any other Person that meets the
       ------------
eligibility standards for the Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuer to make the payments of principal of or premium, if any, or interest on the Transition Bonds on behalf of the Issuer.

      "Payment Date" means, with respect to each Series or, if applicable, each
       ------------
Class of Transition Bonds, the date or dates specified as Payment Dates for such Series or Class in the Series Supplement therefor.

      "Penalty" means a late-fee penalty assessed by the Servicer against an REP
       -------
for the REP's failure to remit timely payments of Transition Charges as set forth in Section 3.02(c) of this Agreement.

      "Penalty Assessment Day" has the meaning specified in Section 3.02(c) of
       ----------------------
the Servicing Agreement.

      "Person" means any individual, corporation, estate, partnership, joint
       ------
venture, association, joint stock company, trust (including any beneficiary thereof), business trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

      "Pilot Program" means a pilot program before Choice under which certain
       -------------
Customers may choose to buy electric energy from certain REPs pursuant to
Section 39.104 of the Texas Electric Choice Plan.

      "Pre-Choice Billing Month" has the meaning specified in Section 3.03(a).
       ------------------------

      "Proceeding" means any suit in equity, action at law or other judicial or
       ----------
administrative proceeding.

      "Projected Transition Bond Balance" means, as of any date, the anticipated
       ---------------------------------
Outstanding Amount of Transition Bonds after giving effect to payment of the sum of the amounts provided for in the Expected Amortization Schedules for each outstanding Series of Transition Bonds and such date.

      "Provider of Last Resort" has the meaning specified in Section 39.106 of
       -----------------------
the Texas Electric Choice Plan.

      "PUCT" means the Public Utility Commission of Texas or any successor
       ----
entity thereto.

      "PUCT Regulations" means any regulations, rules, orders or directives
       ----------------
promulgated, issued or adopted by the PUCT.

      "Qualified Costs" has the meaning assigned to that term in the Texas
       ---------------
Electric Choice Plan and the Financing Order.

      "RAAF" means the regulatory asset allocation factor used to allocate
       ----
Transition Charges among different classes of Customers, as set forth in Tariff TC and any other applicable tariff or order.

      "RAAF Adjustment" means each adjustment to any RAAF made in accordance
       ---------------
with Section 4.01 of the Servicing Agreement, Tariff TC and any other applicable tariff, any order issued by the PUCT pursuant to Section 39.253 of the Texas Electric Choice Plan, and the Issuer Annex.

      "Rating Agency" means any rating agency rating the Transition Bonds of any
       -------------
Class or Series at the time of issuance thereof at the request of the Issuer, which initially shall be Moody's, Fitch and Standard & Poor's. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Issuer, written notice of which designation shall be given to the Trustee and the Servicer.

      "Rating Agency Condition" means, with respect to any action, the
       -----------------------
notification in writing to each Rating Agency of such action, and confirmation from S&P and Fitch to the Trustee and the Issuer that such action will not result in a reduction or withdrawal of the then current rating by such Rating Agency of any outstanding Series or Class of Transition Bonds.

      "Receivables Servicer" means Reliant Energy and each successor to or
       --------------------
assignee of Reliant Energy (in the same capacity) pursuant to the Intercreditor Agreement.

      "Reconciliation Date" means, with respect to any Pre-Choice Billing Month,
       -------------------
the twentieth day (or if such twentieth day is not a Business Day, the next Business Day) in the seventh month after such Billing Month.

      "Redemption Date" means, with respect to each Series or, if applicable,
       ---------------
each Class of Transition Bonds, the date for the redemption of the Transition Bonds of such Series or Class pursuant to Sections 10.01 or 10.02 of the Indenture or the Series Supplement for such Series or Class, which in each case shall be a Payment Date.

      "Released Parties" has the meaning specified in Section 5.02(f) of the
       ----------------
Servicing Agreement.

      "Reliant Energy" means Reliant Energy, Incorporated, a Texas corporation,
       --------------
or its successor.

      "Remittance Date" means a Daily Remittance Date or a Monthly Remittance
       ---------------
Date, as applicable.

      "REP" means a retail electric provider under the Financing Order.
       ---

      "REP Billing Day" has the meaning specified in Section 3.02(c) of the
       ---------------
Servicing Agreement.

      "REP Default" has the meaning specified in Section 9(c) of the Issuer
       -----------
Annex.

      "REP Deposit" has the meaning specified in Section 8 of the Issuer Annex.
       -----------

      "Required Capital Amount" means the required balance in the Capital
       -----------------------
Subaccount on a particular date.

      "Reserve Subaccount" has the meaning specified in Section 8.02(a) of the
       ------------------
Indenture.

      "Responsible Officer" means, with respect to the Trustee, any officer
       -------------------
within the Corporate Trust Office of the Trustee, including any Vice President, Director, Managing Officer, associate, Assistant Vice President, Secretary, Assistant Secretary, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      "Retiring Trustee" means a Trustee that resigns or vacates the office of
       ----------------
Trustee for any reason.

      "Sale Agreement" means the Transition Property Sale Agreement dated as of
       --------------
October 24 2001, between the Seller and the Issuer, as the same may be amended and supplemented from time to time.

      "Sale Date" means each date on which the Seller sells, transfers, assigns
       ---------
and conveys the Transition Property to the Issuer.

      "Scheduled Overcollateralization Level" means, with respect to any Payment
       -------------------------------------
Date, the amount set forth as such in Schedule 1 of the Indenture, as such Schedule has been adjusted in accordance with Section 3.19 of the Indenture to reflect redemptions or defeasances of Transition Bonds and issuances of additional Series of Transition Bonds.

      "Seller" means Reliant Energy, or its successor, in its capacity as seller
       ------
of the Transition Property to the Issuer pursuant to the Sale Agreement.

      "Semiannual Servicer's Certificate" has the meaning specified in the
       ---------------------------------
Indenture.

      "Series" means any series of Transition Bonds issued by the Issuer and
       ------
authenticated by the Trustee pursuant to the Indenture, as specified in the Series Supplement therefor.

      "Series Issuance Date" means, with respect to any Series, the date on
       --------------------
which the Transition Bonds of such Series are to be originally issued in accordance with Section 2.10 of the Indenture and the Series Supplement for such Series.

      "Series Supplement" means an indenture supplemental to the Indenture that
       -----------------
authorizes a particular Series of Transition Bonds.

      "Servicer" means Reliant Energy, as the servicer of the Transition
       --------
Property, and each successor to or assignee of Reliant Energy (in the same capacity) pursuant to Section 5.03, 5.04, or 6.04 of the Servicing Agreement.

      "Servicer Default" means an event specified in Section 6.01 of the
       ----------------
Servicing Agreement.

      "Servicing Agreement" means the Transition Property Servicing Agreement
       -------------------
dated as of October 24, 2001, between the Issuer and the Servicer, and acknowledged by the Trustee, as the same may be amended and supplemented from time to time.

      "Servicing Fee" means the fee payable by the Issuer to the Servicer on
       -------------
each Payment Date with respect to each series of Transition Bonds in an amount specified in Section 5.07 of the Servicing Agreement.

      "Standard & Poor's" or "S&P" means Standard & Poor's, a division of The
       --------------------------
McGraw-Hill Companies, or any successor thereto.

      "State" means any one of the 50 states of the United States of America or
       -----
the District of Columbia.

      "Subsequent Sale" means the sale of additional Transition Property by the
       ---------------
Seller to the Issuer after the Initial Transfer Date, subject to the satisfaction of the conditions specified in the Sale Agreement and the Indenture.

      "Subsequent Transfer Date" means the date that a Subsequent Sale will be
       ------------------------
effective, specified in a written notice provided by the Seller to the Issuer pursuant to the Sale Agreement.

      "Subsequent Transition Property" means Transition Property sold by the
       ------------------------------
Seller to the Issuer as of a Subsequent Transfer Date pursuant to the Sale Agreement.

      "Successor Servicer" means a successor Servicer appointed by the Trustee
       ------------------
pursuant to Section 6.04 of the Servicing Agreement which will succeed to all the rights and duties of the Servicer under the Servicing Agreement.

      "Tariff TC" means the tariff on the form entitled "Schedule TC" approved
       ---------
by the PUCT in the Financing Order and filed by Reliant Energy prior to the issuance of any Transition Bonds.

      "TC Collections" means amounts constituting good funds collected by any
       --------------
Person in respect of Transition Charges and Transition Property

      "TC Servicer" has the meaning specified in the Intercreditor Agreement.
       -----------

      "Termination Notice" has the meaning specified in Section 6.01 of the
       ------------------
Servicing Agreement.

      "Texas Electric Choice Plan" means the Act of May 21, 1999, 76th Leg. R.S.
       --------------------------
ch. 405, 1999.

      "Transfer Date" means the Initial Transfer Date or any Subsequent Transfer
       -------------
Date, as applicable.

      "Transition Bond" means any of the Transition Bonds (as defined in the
       ---------------
Texas Electric Choice Plan) issued by the Issuer pursuant to the Indenture.

      "Transition Bond Balance" means, as of any date, the aggregate Outstanding
       -----------------------
Amount of all Series of Transition Bonds on such date.

      "Transition Bond Owner" means, with respect to a Book-Entry Transition
       ---------------------
Bond, the Person who is the beneficial owner of such Book-Entry Transition Bond, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

      "Transition Bond Register" has the meaning specified in Section 2.05 of
       ------------------------
the Indenture.

      "Transition Bond Registrar" means the Trustee, in its capacity as keeper
       -------------------------
of the Transition Bond Register, or any successor to the Trustee in such capacity.

      "Transition Charge Adjustment" means each adjustment to Transition Charges
       ----------------------------
related to the Transition Property made in accordance with Section 4.01 of the Servicing Agreement and the Issuer Annex or in connection with the redemption or refunding by the Issuer of Transition Bonds.

      "Transition Charges" means the nonbypassable amounts to be charged for the
       ------------------
use or availability of electric services, approved by the PUCT in the Financing Order to recover Qualified Costs, that shall be collected by Reliant Energy, its successors, assignees or other collection agents as provided for in the Financing Order.

      "Transition Property" means the rights and interests of Seller or its
       -------------------
successor under the Financing Order, once those rights are first transferred to the Issuer or pledged in connection with the issuance of the Transition Bonds, including the irrevocable right to impose, collect and receive through Transition Charges payable by retail electric customers within Seller's certificated service area as it existed on May 1, 1999, an amount sufficient to cover the Qualified Costs of the Seller authorized in the Financing Order, the right to receive Transition Charges in amounts and at times sufficient to pay principal and interest and make other deposits in connection with the Transition Bonds and all revenues and collections resulting from Transition Charges.

      "Transition Property Documentation" means all documents relating to the
       ---------------------------------
Transition Property, including copies of the Financing Order and all documents filed with the PUCT in connection with any Transition Charges Adjustment, as described in Section 3.08 of the Servicing Agreement.

      "Trust Estate" has the meaning specified in the Granting Clause of the
       ------------
Indenture.

      "Trustee" means Bankers Trust Company, a New York banking corporation, as
       -------
trustee, or its successor or any successor Trustee under the Indenture.

      "UCC" means, unless the context otherwise requires, the Uniform Commercial
       ---
Code, as in effect in the relevant jurisdiction, as amended from time to  time